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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 26, 2001
                Date of Report (Date of Earliest Event Reported)

                      KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

California                        0-28568                       95-2920557
(State of                (Commission File Number)            (I.R.S. Employer
Incorporation)                                            Identification Number)


                700 East Bonita Avenue, Pomona, California 91767
               (Address of principal executive offices) (Zip Code)

                                 (909) 624-8041
              (Registrant's telephone number, including area code)



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Item 4.    Changes in Registrant's Certifying Accountant.

           On November 26, 2001, Keystone Automotive Industries, Inc. (the "Company") dismissed the firm of Ernst & Young LLP ("EY") as the Company's independent auditors.

           During the years ended March 31, 2000 and March 30, 2001 and the interim period from March 31, 2001 to November 26, 2001, there were no disagreements between the Company and EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have been referred to in their reports. EY's report on the Company's financial statements for the years ended March 31, 2000 and March 30, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended March 31, 2000 and March 30, 2001 and for the interim period from March 31, 2001 to November 26, 2001, there were no reportable events (as defined in Item 304(a)
(1) (v) of Securities and Exchange Commission Regulation S-K).

           Attached as an exhibit to this Form 8-K is a letter from EY to the Securities and Exchange Commission indicating their agreement with the statements made by the Company in this Form 8-K.

           On November 26, 2001, the Company engaged the independent accounting firm of Arthur Andersen LLP ("AA") to serve as its new auditors.

           During the years ended March 31, 2000 and March 30, 2001 and the interim period from March 31, 2001 to November 26, 2001, the Company did not consult with AA regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (l) (v) of Regulation S-K).

           The decision to engage AA was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibits:

           The following exhibit is filed herewith:

           Exhibit 16(a) Letter, dated December 10, 2001, from Ernst & Young LLP to the Securities and Exchange Commission


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2001

                                    KEYSTONE AUTOMOTIVE INDUSTRIES, INC.



                                    By /s/ John M. Palumbo
                                       -------------------------------------
                                           John M. Palumbo
                                           Vice President and Chief Financial
                                           Officer